                                                  EXHIBIT 4.3
                 [TEXT OF WARRANT FACE]



             THIS WARRANT WILL BE VALUELESS
    IF NOT USED ON OR BEFORE 5:00 P.M., EASTERN DAYLIGHT
             TIME ON ___________________, 1996.

WARRANT NO. _____                   ______ RIGHTS TO PURCHASE
                                    COMMON STOCK OF
                                    HEALTH-CHEM CORPORATION


                     STOCK PURCHASE WARRANT

                    HEALTH-CHEM CORPORATION

THE TERMS AND CONDITIONS OF THIS RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS RELATING TO 1,320,000 SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF HEALTH-CHEM CORPORATION (THE "COMPANY") DATED ________________, 1996 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE "RIGHTS AGENT"). CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS.

SUBSCRIPTION PRICE:  $      PER SHARE CUSIP________________

REGISTERED HOLDER:



The Rights represented by this Warrant, in whole or in part, may be exercised by duly completing Form 1 or may be transferred or exercised or sold through a bank or broker by duly completing Form 2. Before exercising or selling Rights, Rights holders are urged to read carefully and in their entirety the Prospectus and Instructions, copies of which are available from the Company and the Rights Agent. IMPORTANT -
- - Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side. Subject to the provisions of the Prospectus and the Instructions, if the instructions of the registered holder hereof are insufficient to delineate the proper action to be taken with respect to all of the Rights evidenced hereby, such action as is clearly delineated in such holder's instructions will be taken and such holder will be delivered a new Warrant evidencing the remaining Rights to which such holder is entitled.

     The registered holder of Rights whose name is set forth herein, or assigns, is entitled to subscribe for three shares of Common Stock of the Company for each ten Rights evidenced hereby under the terms and subject to the conditions set forth in the Prospectus relating thereto.

     HEALTH-CHEM CORPORATION

By:                              SEAL    By:

Marvin M. Speiser                        Paul R. Moeller
Chairman and Chief Executive Officer     Treasurer and Chief
                                         Financial Officer

THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE
COMBINED OR DIVIDED (BUT ONLY INTO WARRANTS EVIDENCING A
WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE RIGHTS AGENT.

Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY       RIGHTS AGENT

By:_______________________________________
   Authorized Officer

                  [TEXT OF WARRANT BACK]

RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, A NEW WARRANT MAY NOT BE RECEIVED IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY. NEITHER THE COMPANY NOR THE RIGHTS AGENT SHALL HAVE ANY LIABILITY TO A TRANSFEREE OR TRANSFEROR OF RIGHTS IF WARRANTS ARE NOT RECEIVED IN TIME FOR EXERCISE OR SALE PRIOR TO THE EXPIRATION TIME.

ANY EXERCISE, TRANSFER OR SALE OF RIGHTS EVIDENCED HEREBY IS
IRREVOCABLE.

     FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby exercises ten or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares subscribed for pursuant to the Subscription Privilege (not to exceed three-tenths (3/10) the number of Rights stamped on the face of this Warrant)
                 (a)_____________

     (b) Total Subscription Price (number of shares on line
(a) multiplied by the Subscription Price of $______________
       (b)_____________

         METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE
BOX):

         /_/  Uncertified, certified or cashier's check or
money order in the              amount of $____________
payable to Continental Stock Transfer & Trust Company, New
York, New York.

         /_/ Wire transfer in the amount of $____________ directed to Continental Stock Transfer & Trust Company, New York, New York, pursuant to the wiring instructions described in the Instructions. Contact the reorganization department at (212) 509-4000, ext. 227 for wiring instructions.

     (c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Warrant (check only one):

         /_/ Deliver to the undersigned a new Warrant evidencing the remaining Rights to which the undersigned is entitled.
                             - 55 -

         /_/  Deliver a new Warrant evidencing the remaining
Rights in accordance with the undersigned's instructions on Form 2 below (which include any required signature guarantee).

     (d) Check here /_/ if Rights are being exercised pursuant to a notice of guaranteed delivery delivered to the Rights Agent prior to the date hereof and complete the following:

     Name(s) of Registered Holder(s)_______________________
     Window Ticket Number (if any)_________________________
     Date of Execution of Notice of Guaranteed
      Delivery_____________________________________________
     Name of Eligible Institution which Guaranteed
      Delivery_____________________________________________

 FORM 2 - TRANSFER OF RIGHTS - CHECK ONE: (A) /_/ TO TRANSFER SOME OR ALL OF THE RIGHTS REPRESENTED BY THIS WARRANT, OR (B) /_/ TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER:
For value received, Rights represented by this Warrant (and not exercised by the holder on Form 1 above) are hereby assigned to (please print name(s) and addresses(es) and Taxpayer Identification or Social Security Number(s) of transferees in full):

Name____________________________________________________
Address:________________________________________________
________________________________________________________
________________________________________________________
Taxpayer Identification or Social Security
 Number_________________________________________________


FORM 3 - SPECIAL INSTRUCTIONS /_/ CHECK HERE FOR SPECIAL ISSUANCE, PAYMENT, OR DELIVERY INSTRUCTIONS. Unless otherwise indicated below, the Rights Agent is hereby authorized to issue and deliver any Warrant and Certificates for Common Stock to the undersigned at the address appearing on the face of this Warrant. If this form is completed, the holder's signature must be guaranteed by a medallion guarantor.

Name:__________________________________________________
Address:_______________________________________________
_______________________________________________________
_______________________________________________________
Taxpayer Identification or Social Security
 Number________________________________________________

                       IMPORTANT

RIGHTS HOLDER SIGN HERE

_______________________________________________________
Signature(s) of Holder(s) exactly as appears on the face of this Certificate)


Dated:___________________ 1996

 SIGNATURE GUARANTEE (to be executed if Form 3 is completed)

The undersigned, an eligible guarantor institution pursuant to Rule 17Ad-15 promulgated under the Securities Exchange
Act of 1934, as amended, and a participant in a Securities
Transfer Association recognized signature program, does hereby guarantee that the signature of the holder hereinabove is genuine.

Dated:__________, 1996    ______________________________
                          Firm Name

                          ______________________________
                          Authorized Signature

                          ______________________________
                          Name and Title

                          ______________________________
                          Address

                          ______________________________

                          ______________________________

                          ______________________________
                          Area Code and Telephone Number











                             - 57 -